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                                                                                                                 Exhibit 99.2


                                                      Agere Systems Inc.
                           Unaudited Supplemental Consolidated and Combined Statements of Operations
                                        (dollars in millions except per share amounts)

                                                  Year Ended                   Quarter Ended                  Year Ended
                                                  ----------    ----------------------------------------- ------------------
                                                     Sep 30     Sep 30      Jun 30     Mar 31     Dec 31    Sep 30   Sep 30
                                                      2002       2002        2002       2002       2001      2001     2000
                                                      ----       ----        ----       ----       ----      ----     ----
Revenue ........................................    $ 1,923     $  491       $ 498     $  489     $  445   $ 2,886   $3,515
Costs ..........................................      1,429        305         370        387        367     1,971    1,941
                                                 -----------    ----------------------------------------- ------------------
Gross Profit ...................................        494        186         128        102         78       915    1,574
                                                 -----------    ----------------------------------------- ------------------

Operating Expenses
  Selling, general and administrative ..........        325         63          70         91        101       510      504
  Research and development .....................        625        139         145        164        177       815      703
  Amortization of goodwill and other
    acquired intangibles .......................         35         11           8          8          8        80       46
  Purchased in-process research and
    development ................................          -          -           -          -          -         -      105
  Restructuring and other charges - net ........        503        361          75          3         64       486        -
  Impairment of goodwill and other
    acquired intangibles .......................          -          -           -          -          -       267        -
  (Gain) loss on sale of operating
    assets - net ...............................       (299)       (54)          -       (246)         1        (4)       -
                                                 -----------    ----------------------------------------- ------------------
Total Operating Expenses .......................      1,189        520         298         20        351     2,154    1,358
                                                 -----------    ----------------------------------------- ------------------
Operating Income (Loss) ........................       (695)      (334)       (170)        82       (273)   (1,239)     216

Other income - net .............................         76          7          20         13         36        52       11
Interest expense ...............................        121         25          23         23         50       151       58
                                                 -----------    ----------------------------------------- ------------------
Income (loss) before provision for
  income taxes .................................       (740)      (352)       (173)        72       (287)   (1,338)     169

Provision for income taxes .....................         63          7          16         20         20       111       59
                                                 -----------    ----------------------------------------- ------------------
Income (loss) from continuing operations .......       (803)      (359)       (189)        52       (307)   (1,449)     110

Loss from discontinued operations - net
  of income taxes ..............................     (1,008)      (526)       (143)      (271)       (68)   (3,163)    (186)
                                                 -----------    ----------------------------------------- ------------------
Loss before cumulative effect of
  accounting change ............................     (1,811)      (885)       (332)      (219)      (375)   (4,612)     (76)

Cumulative effect of accounting change
  (net of benefit for income taxes of $2
  for the year ended September 30, 2001) .......          -          -           -          -          -        (4)       -
                                                 -----------    ----------------------------------------- ------------------
Net Loss .......................................    $(1,811)    $ (885)     $ (332)    $ (219)    $ (375)  $(4,616)   $ (76)
                                                 ===========    ========================================= ==================

Basic and diluted loss per share:
  Income (loss) from continuing operations .....     $(0.49)    $(0.22)     $(0.12)    $ 0.03     $(0.19)  $ (1.09)  $ 0.11
  Loss from discontinued operations ............      (0.62)     (0.32)      (0.08)     (0.16)     (0.04)    (2.37)   (0.18)
                                                 -----------    ----------------------------------------- ------------------
  Loss before cumulative effect of
    accounting change ..........................      (1.11)     (0.54)      (0.20)     (0.13)     (0.23)    (3.46)   (0.07)
  Cumulative effect of accounting change .......          -          -           -          -          -         -        -
                                                 -----------    ----------------------------------------- ------------------
  Net loss .....................................     $(1.11)    $(0.54)     $(0.20)    $(0.13)    $(0.23)  $ (3.46)  $(0.07)
                                                 ===========    ========================================= ==================
  Weighted average shares outstanding - basic
    and diluted (in millions) ..................       1,637     1,641       1,637      1,636      1,635     1,334    1,035

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